SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 25, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2006, Steel Technologies Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description

Exhibit 99 Press release issued by Steel Technologies on April 25, 2006, regarding the financial results for the second quarter ended March 31, 2006



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chairman of the Board &
        Chief Executive Officer


Dated:  April 25, 2006

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110




         STEEL TECHNOLOGIES ANNOUNCES SECOND QUARTER, FIRST HALF RESULTS
                                  ---------------
      Company Reports Net Income of $3.0 Million or $0.23 Per Diluted Share
                                  ---------------
      Company Comments on Market Conditions and Proposed Kasle Acquisition


LOUISVILLE, Ky. (April 25, 2006) - Steel Technologies Inc. (NASDAQ/NM: STTX) today reported results for the second fiscal quarter and six-month period ended March 31, 2006.

     As previously announced, the Company completed the sale of its Custom Steel, Inc. unit in March 2006. Accordingly, results from Custom Steel, Inc. are treated as discontinued operations and detailed as such in the accompanying financial tables.

     For the three months ended March 31, 2006, sales from continuing operations were $238.3 million compared with a record $275.3 million in the same period a year ago. Income from continuing operations for the second quarter totaled $2.3 million or $0.18 per diluted share versus $14.3 million or $1.09 per diluted share in the same period last year. Net income for the quarter, including a $246,000 gain on the sale of Custom Steel, was $3.0 million or $0.23 per diluted share compared with net income of $15.4 million or $1.17 per diluted share in the year-earlier period. Results for the second quarter of 2005 included an income tax benefit of $0.06 per diluted share, reflecting changes in tax laws effective January 1, 2005, for the Company's Mexican operations.

     For the first six months of fiscal 2006, sales from continuing operations were $439.5 million compared with a record $521.0 million for the same period last year. Income from continuing operations for the first half totaled $5.1 million or $0.39 per diluted share versus $28.0 million or $2.14 per diluted share for the same period last year. Year-to-date net income for fiscal 2006 was $6.2 million or $0.47 per diluted share compared with a record $29.9 million or $2.28 per diluted share in the first six months of fiscal 2005.

     "In the second fiscal quarter of 2006, volume shipped from our continuing operations totaled 308,000 tons, a 20% increase from the first fiscal quarter of 2006," said Bradford T. Ray, Chairman and Chief Executive Officer. "Although our operating margins in the quarter were well below historic levels, current market demand is favorable and we have implemented several initiatives focused on improving our performance, product mix and returns.

"Our Mi-Tech Steel joint venture  continued to make solid  contributions to our earnings," Ray continued.  "Our joint-venture operations continue to play an
important  role  in  our  North  American  platform  that  supplies   automotive
transplant and domestic customers."

                                     -MORE-

STTX Reports 2006 Second Quarter Results
Page 2
April 25, 2006


     As previously reported, the Company recently announced that it has signed a binding letter of intent to acquire all the outstanding stock of privately held Kasle Steel Corporation in Dearborn, Michigan. Through its five processing facilities, including three joint ventures, Kasle Steel is North America's largest independent supplier of automotive steel blanks, shipping over 1.5 million tons annually across a variety of platforms. The purchase price is approximately $49 million, subject to closing adjustments, which includes the assumption of approximately $19 million of liabilities. The Company expects to finance the transaction with its existing credit facility. Subject to the completion of final due diligence and the negotiation of a definitive stock purchase agreement, the Company expects to close the acquisition on or about May 4, 2006.

     "Kasle Steel and its joint ventures have a proud history and excellent reputation as world-class suppliers servicing the automotive industry," Ray added. "This acquisition will expand Steel Technologies' blanking capabilities considerably and will strengthen our position with key automotive customers. In addition, the combination substantially broadens our processing platform and enhances opportunities to grow with our existing customer base. Upon completion, we expect this acquisition to be immediately accretive to earnings."

     Ray noted that, in connection with the Company's sale of its Custom Steel subsidiary to American Railcar Industries, Inc. (NASDAQ: ARII) ("ARI"), it received total proceeds of approximately $17 million, including approximately $4 million for inventories. Steel Technologies used the entire proceeds to reduce indebtedness under its revolving credit agreement.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company has 19 facilities, including its joint venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. These include, without limitation, statements regarding the anticipated completion date of our acquisition of Kasle Steel Corporation. The acquisition of Kasle Steel Corporation is subject to customary closing conditions, including further due diligence and the execution of a definitive stock purchase agreement; we cannot guarantee that the acquisition will be completed on schedule, if at all. SEC filings may be obtained from the SEC or by contacting the Company.


                                     -MORE-

STTX Reports 2006 Second Quarter Results
Page 3
April 25, 2006

                         STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                       March 31     September 30
(In thousands)                                           2006           2005
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $  11,732       $  30,991
   Trade accounts receivable, net ..............        121,599         112,033
   Inventories .................................        154,400         121,423
   Deferred income taxes .......................            620             605
   Prepaid expenses and other assets ...........          7,485           6,289
                                                      ---------       ---------
      Total current assets .....................        295,836         271,341

Property, plant and equipment, net .............        110,715         110,501

Investments in and advances to
   unconsolidated affiliates ...................         26,512          25,182

Goodwill .......................................          8,991          18,148

Other assets ...................................          3,395           2,751
                                                      ---------       ---------
                                                      $ 445,449       $ 427,923
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  65,636       $  59,559
   Accrued liabilities .........................         16,246          13,394
   Income taxes payable ........................          3,750           1,244
   Deferred income taxes .......................            118             254
   Long-term debt due within one year ..........            -               -
                                                      ---------       ---------
      Total current liabilities ................         85,750          74,451

Long-term debt .................................         80,000          80,000
Deferred income taxes ..........................         13,496          14,956
Other long-term liabilities ....................          4,594           3,757
                                                      ---------       ---------
      Total liabilities ........................        183,840         173,164
                                                      ---------       ---------
Commitments and contingencies

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         70,912          70,662
   Treasury stock...............................        (24,486)        (24,475)
   Additional paid-in capital ..................          6,068           5,494
   Retained earnings ...........................        211,382         207,116
   Accumulated other comprehensive loss ........         (2,267)         (4,038)
                                                      ---------       ---------
     Total shareholders' equity ................        261,609         254,759
                                                      ---------       ---------
                                                      $ 445,449       $ 427,923
                                                      =========       =========




                                     -MORE-

STTX Reports 2006 Second Quarter Results
Page 4
April 25, 2006
                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

(Amounts in thousands,                 Three Months Ended     Six Months Ended
except per share results)                    March 31             March 31
--------------------------------------------------------------------------------
                                        2006       2005       2006       2005
                                      ------------------------------------------
Sales ................................ $238,336   $275,278   $439,521   $520,954
Cost of goods sold ...................  225,839    245,788    415,010    460,636
                                       --------   --------   --------  --------
      Gross profit ...................   12,497     29,490     24,511     60,318

Selling, general and
   administrative expenses ...........    9,270      9,327     17,816     19,225
Equity in net income of
   unconsolidated affiliates .........      627      1,746      1,475      3,217
                                       --------   --------   --------   --------
   Operating income ..................    3,854     21,909      8,170     44,310

Interest expense, net ................      750      1,066      1,209      2,021
                                       --------   --------   --------   --------
   Income before income taxes ........    3,104     20,843      6,961     42,289

Provision for income taxes ...........      776      6,566      1,868     14,256
                                       --------   --------   --------   --------
   Net income from continuing
      operations ..................... $  2,328   $ 14,277   $  5,093   $ 28,033

Discontinued operations, net
   (including gain on disposal of
   $246, net for the three and six
   months ended March 31, 2006)             645      1,077      1,114      1,838
                                       --------   --------   --------   --------
Net income                             $  2,973   $ 15,354   $  6,207   $ 29,871
                                       ========   ========   ========   ========

Diluted weighted average number of
   common shares outstanding .........   13,101     13,104     13,093     13,097
                                       ========   ========   ========   ========

Diluted earnings per common share:
   From continued operations ......... $   0.18   $   1.09   $   0.39   $   2.14
   From discontinued operations ......     0.05       0.08       0.09       0.14
                                       --------   --------   --------   --------
                                       $   0.23   $   1.17   $   0.47   $   2.28
                                       ========   ========   ========   ========

Basic weighted average number of
   common shares outstanding .........   12,948     12,890     12,942     12,865
                                       ========   ========   ========   ========

Basic earnings per common share:
   From continued operations ......... $   0.18   $   1.11   $   0.39   $   2.18
   From discontinued operations ......     0.05       0.08       0.09       0.14
                                       --------   --------   --------   --------
                                       $   0.23   $   1.19   $   0.48   $   2.32
                                       ========   ========   ========   ========
Cash dividends per common share ...... $    -     $    -     $   0.15   $   0.10
                                       ========   ========   ========   ========

STTX Reports 2006 Second Quarter Results
Page 5
April 25, 2006



                            STEEL TECHNOLOGIES INC.
                   Income Statement Data of Custom Steel, Inc.
                          (A Discountinued Operation)


(Amounts in thousands,                 Three Months Ended     Six Months Ended
except per share results)                    March 31             March 31
--------------------------------------------------------------------------------
                                        2006       2005       2006       2005
                                      ------------------------------------------
Sales ................................ $ 12,101   $ 11,680   $ 23,470   $ 20,020

Gross profit .........................    1,142      2,200      2,315      3,818

Income before income taxes (including
 gain on disposal of $246, for
 the three and six months ended
 March 31, 2006) .....................      948      1,657      1,669      2,828

Provision for income taxes ...........      303        580        555        990
                                       --------   --------   --------   --------
Net income                             $    645   $  1,077   $  1,114   $  1,838
                                       ========   ========   ========   ========

Diluted weighted average number of
   common shares outstanding .........   13,101     13,104     13,093     13,097
                                       ========   ========   ========   ========

Diluted earnings per common share:
   From discontinued operations ...... $   0.05   $   0.08   $   0.09   $   0.14
                                       --------   --------   --------   --------
                                       $   0.05   $   0.08   $   0.09   $   0.14
                                       ========   ========   ========   ========

Basic weighted average number of
   common shares outstanding .........   12,948     12,890     12,942     12,865
                                       ========   ========   ========   ========

Basic earnings per common share:
   From discontinued operations ...... $   0.05   $   0.08   $   0.09   $   0.14
                                       --------   --------   --------   --------
                                       $   0.05   $   0.08   $   0.09   $   0.14
                                       ========   ========   ========   ========



                                      -END-